UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE

SECURITIES EXCHANGE ACT OF 1934

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STORE Capital Corporation

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STORE Capital Announces Proxy Advisory Firms ISS and Glass Lewis Recommend Stockholders Vote “FOR” Proposed Acquisition by GIC and Oak Street

Company Release – 11/29/2022

SCOTTSDALE, Ariz.—(BUSINESS WIRE)— STORE Capital Corporation (NYSE: STOR, “STORE Capital” or the “Company”), an internally managed net-lease real estate investment trust (REIT) that invests in Single Tenant Operational Real Estate, today announced that leading independent proxy advisory firms Institutional Shareholder Services Inc. (“ISS”) and Glass, Lewis & Co. (“Glass Lewis”) have each recommended that stockholders vote “FOR” the previously announced all-cash acquisition of the Company by affiliates of GIC, a global institutional investor, and funds managed by Oak Street, a Division of Blue Owl, at the Company’s upcoming Special Meeting of Stockholders (the “Special Meeting”) scheduled for December 9, 2022 at 8:00 a.m., Arizona time.

As previously announced, the Company and affiliates of GIC and Oak Street have entered into a definitive merger agreement pursuant to which such affiliates have agreed to acquire the outstanding shares of common stock of the Company for $32.25 per share. The transaction is expected to close in the first quarter of 2023, subject to approval by the Company’s stockholders and the satisfaction of certain other customary closing conditions.

The Company’s Board of Directors recommends that you vote “FOR” the proposed merger. All stockholders of record as of the close of business on October 24, 2022 are entitled to vote at the Special Meeting.

The Company’s stockholders are reminded that their vote is extremely important, no matter how many shares they own. To follow the recommendations of ISS, Glass Lewis and the Company’s Board of Directors, stockholders should vote “FOR” the proposed merger prior to December 9th, 2022.

If you have any questions about the Special Meeting or need assistance voting your shares, please contact our proxy solicitor, Alliance Advisors, LLC by phone at (855) 325-6670.

About STORE Capital

STORE Capital is an internally managed net-lease REIT that is a leader in the acquisition, investment and management of Single Tenant Operational Real Estate, which is its target market and the inspiration for its name. STORE Capital is one of the largest and fastest growing net-lease REITs and owns a large, well-diversified portfolio that consists of investments in more than 3,000 property locations across the United States, substantially all of which are profit centers. Additional information about STORE Capital can be found on its website at www.storecapital.com.

Additional Information and Where to Find It

In connection with the proposed transaction, the Company has filed with the Securities and Exchange Commission (“SEC”) a definitive proxy statement on Schedule 14A and has mailed the definitive proxy statement and a proxy card to each stockholder entitled to vote at the special meeting relating to the proposed transaction. INVESTORS AND SECURITY HOLDERS OF THE COMPANY ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS IN CONNECTION WITH THE TRANSACTION THAT THE COMPANY FILES WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. The definitive proxy statement and any other documents filed by the Company with the SEC (when available) may be obtained free of charge at the SEC’s website at www.sec.gov or by accessing the Investor Relations section of the Company’s website at https://ir.storecapital.com or by contacting the Company’s Investor Relations by email at info@storecapital.com.

Participants in the Solicitation

The Company and its directors and certain of its executive officers may be deemed to be participants in the solicitation of proxies from the Company’s stockholders with respect to the proposed transaction. Information about the Company’s directors and executive officers and their ownership of the Company’s securities is set forth in the Company’s proxy statement on Schedule 14A for its 2022 annual meeting of stockholders, filed with the SEC on April 14, 2022, and subsequent documents filed with the SEC.

Additional information regarding the identity of participants in the solicitation of proxies, and a description of their direct or indirect interests in the proposed transaction, by security holdings or otherwise, has been included in the definitive proxy statement. Investors should read the definitive proxy statement carefully before making any voting or investment decisions.

Cautionary Statement Regarding Forward Looking Statements

This release contains forward-looking statements within the meaning of the federal securities laws. Forward-looking statements relate to expectations, beliefs, projections, future plans and strategies, anticipated events or trends and similar expressions concerning matters that are not historical facts. In some cases, you can identify forward-looking statements by the use of forward-looking terminology such as “may,” “will,” “should,” “expects,” “intends,” “plans,” “anticipates,” “believes,” “estimates,” “predicts,” or “potential” or the negative of these words and phrases or similar words or phrases which are predictions of or indicate future events or trends and which do not relate solely to historical matters. You can also identify forward-looking statements by discussions of strategy, plans or intentions.

The forward-looking statements contained in this release are subject to numerous known and unknown risks, uncertainties, assumptions and changes in circumstances, many of which are beyond the control of the Company, that may cause actual results and future events to differ significantly from those expressed in any forward-looking statement, which risks and uncertainties include, but are not limited to: the ability to complete the proposed transaction on the proposed terms or on the anticipated timeline, or at all, including risks related to securing the necessary stockholder approval and satisfaction of other closing conditions to consummate the proposed transaction; the occurrence of any event, change or other circumstance that could give rise to the termination of the merger agreement relating to the proposed transaction; risks that the proposed transaction disrupts the Company’s current plans and operations or diverts the attention of management from ongoing business operations; the risk of unanticipated difficulties or expenditures relating to the proposed transaction, including potential difficulties with the Company’s ability to retain employees and maintain relationships with customers and other third parties; risks related to the outcome of any stockholder litigation in connection with the proposed transaction; and other effects relating to any further announcements regarding the proposed transaction on the market price of the Company’s common stock.

While forward-looking statements reflect the Company’s good faith beliefs, they are not guarantees of future performance or events. Any forward-looking statement speaks only as of the date on which it was made. The Company disclaims any obligation to publicly update or revise any forward-looking statement to reflect changes in underlying assumptions or factors, of new information, data or methods, future events or other changes. For a further discussion of these and other factors that could cause the Company’s future results to differ materially from any forward-looking statements, see the section entitled “Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2021, filed with the SEC on February 25, 2022, as updated by the Company’s subsequent periodic reports filed with the SEC

Financial Profiles, Inc.

STORECapital@finprofiles.com

Investors or Media:

Moira Conlon, 310-622-8220

Megan McGrath, 310-622-8248